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                                                               EXHIBIT 10.1.2


                        LETTER OF INTENT AMENDMENT NO. 1

                            HUSKER AG PROCESSING, LLC
                                510 LOCUST STREET
                                   P.O. BOX 10
                            PLAINVIEW, NEBRASKA 68769


                                  JULY 16, 2001



CONFIDENTIAL

Fagen, Inc.
P.O. Box 159
Granite Falls, Minnesota 56241

ICM, Inc.
310 North 1st Street
Colwich, Kansas 67030

Dear Sir or Madam:

     This letter amends the Letter of Intent dated May 1, 2001 (the "Letter of Intent") between Fagen, Inc. ("Fagen") and ICM, Inc. ("ICM") and Husker Ag Processing, LLC ("Owner") as follows:

     Section 3 of the Letter of Intent is hereby replaced in its entirety with the following:

          "3. STANDBY COMMITMENT. Fagen agrees that once the Owner has raised $12 million after commencement of its public offering, at the request of Owner's Board of Directors at anytime thereafter, Fagen will purchase $1,000,000 of membership units, or such lesser amount requested by the Board of Directors, upon the terms set forth in the Owner's prospectus."

     Except as amended herein, all other terms and conditions of the Letter of Intent remain in full force and effect.

     If you approve of this amendment to the Letter of Intent, please so indicate by executing and returning one copy hereof to the undersigned on or before July 17, 2001.


                                       Yours very truly,

                                       Husker Ag Processing, LLC.





                                       By:   /s/  Gary Kuester
                                           ------------------------
                                           Gary Kuester, Chairman of the Board



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         By executing below, the undersigned accept the terms of this letter of intent, subject to the conditions contained herein.



                                       Fagen, Inc.





                                       By:    /s/ Jennifer Johnson
                                           ---------------------------

                                       Its:   Chief Financial Officer
                                           ---------------------------



                                       ICM, Inc.




                                       By:    /s/ Dave Vander Griend
                                           ---------------------------

                                       Its:   Chief Executive Officer
                                           ---------------------------